Exhibit 99.1 Investor Review Q2 2018 1

About the Data INVESTOR REVIEW This data and other information described herein are as of and for the three months ended June 30, 2018, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the three months ended June 30, 2018. All data is as of June 30, 2018 and based on Annualized Rental Income (“ARI”), unless otherwise noted.   For definitions and reconciliations of the Company's non-GAAP measures and operating metrics, please view the Definitions & Reconciliations section of this presentation. Tenants, Trademarks and Logos VEREIT is not affiliated with, is not endorsed by, does not endorse and is not sponsored by or a sponsor of the products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans of other companies are the trademarks or service marks of such companies. 2 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Forward-Looking Statements INVESTOR REVIEW Information set forth herein contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and plans, VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” "may," "will," "should," "could," "continues," variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in or implied by the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2018 guidance; the unpredictability of the business plans and financial condition of VEREIT's tenants; risks associated with tenant, geographic and industry concentrations with respect to VEREIT's properties; the impact of impairment charges in respect of certain of VEREIT's properties or other assets; competition in the acquisition and disposition of properties and in the leasing of its properties; the inability to acquire, dispose of, or lease properties on advantageous terms; risks associated with bankruptcies or insolvencies of tenants or from tenant defaults generally; risks associated with pending government investigations and litigations related to VEREIT's previously disclosed audit committee investigation; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the SEC), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law. 3 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Contents INVESTOR REVIEW Company Overview 5 Portfolio Metrics & Analysis 11 Key Financial Highlights 23 Highlights & Guidance 27 Contact Information 30 Definitions & Reconciliations 31 4 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Company Overview Q2 2018 a DRAF ‹#› T

Company Snapshot COMPANY OVERVIEW VEREIT is an owner and operator of one of the largest and most diversified single-tenant real estate portfolios in the U.S. VEREIT focuses on single-tenant, net-lease real estate • Property types are focused on retail, restaurant, office and industrial • Large, diversified platform including approximately $15.5 Billion 4,000 properties and 94.6 million square feet Gross Real Estate Investments • Long-term net-lease structure provides stable and predictable rent stream payments Retail1 Restaurants1 • Diverse portfolio across sectors, geographies and 2,110 Properties 1,678 Properties tenants • Provides equity capital to creditworthy corporations Industrial1 Office1 in return for long-term leases on their properties 153 Properties 83 Properties 1) Omits nine properties that consist of billboards, land and parking lots. 6 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT Is a Full-Service Real Estate Operating Company COMPANY OVERVIEW 7 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Corporate Governance COMPANY OVERVIEW VEREIT has established best-in-class corporate governance through the reconstitution of its Board of Directors and implementing significant improvements Board of Directors Corporate Governance • Hugh R. Frater - Non-Executive Chairman of VEREIT, Inc. • Opted-out of Maryland anti-takeover statutes ◦ Former Chairman and CEO, Berkadia • Majority voting for uncontested director elections • Glenn J. Rufrano - Director ◦ Chief Executive Officer, VEREIT, Inc. • Stockholder rights plan limits • David B. Henry - Independent Director • Proxy access ◦ Former Vice Chairman and CEO, Kimco Realty Corporation • Mary Hogan Preusse - Independent Director • Clawback policy for the potential recoupment of officer compensation ◦ Former Managing Director and Co-Head of Americas Real Estate APG Asset Management US • Richard J. Lieb - Independent Director ◦ Managing Director and Chairman of Real Estate Greenhill & Co., LLC • Mark S. Ordan - Independent Director ◦ Former Chief Executive Officer, Quality Care Properties, Inc. • Eugene A. Pinover - Independent Director ◦ Partner and Chair of Real Estate Practice, DLA Piper • Julie G. Richardson - Independent Director ◦ Former Partner and Managing Director, Providence Equity Partners 8 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT Has a Best-in-Class Management Team

COMPANY OVERVIEW



Glenn J. Rufrano
Chief Executive Officer

- Since assuming role of CEO on April 1, 2015, has reconstituted Board of Directors, formalized new management team and implemented business plan to guide the Company's strategy
- Prior to VEREIT, was Chairman and CEO of O'Connor Capital Partners, a real estate investment firm he co-founded in 1983
- From 2010 to 2013 was President and CEO of Cushman & Wakefield
- Previously held executive leadership roles at Centro Properties Group and New Plan Excel Realty Trust
- Previously served on the Boards of General Growth Properties, Trizec Properties and Ventas



Michael J. Bartolotta
Executive Vice President and Chief Financial Officer

- Oversees the accounting, external reporting, financial planning & analysis, treasury and IT functions at VEREIT
- Prior to joining VEREIT, served as EVP and CFO of Cushman & Wakefield from 2012 to 2015
- Prior to Cushman, was CFO for EXOR, Inc., a leading European investment company from 1991 to 2012, where he was involved in over 15 U.S. acquisitions and divestitures ranging in size from $20mm to $700+mm
- Served on Board of Directors of Cushman & Wakefield



Lauren Goldberg
Executive Vice President, General Counsel and Secretary

- Oversees the Company's legal and regulatory affairs, compliance and risk management
- Prior to joining VEREIT, served as EVP, General Counsel and the Chief Compliance Officer for Revlon, the global cosmetics company, where she was responsible for legal and regulatory affairs, served on senior operating committee and oversaw corporate governance
- Previously served as SVP - Law for MacAndrews & Forbes, Inc., Assistant United States Attorney for the Southern District of New York, and as an associate with Stillman & Friedman P.C. and Fried, Frank, Harris, Shriver & Jacobson LLP
- Law degree from Columbia Law School and undergraduate degree from the Wharton School, University of Pennsylvania



Paul McDowell
Executive Vice President and Chief Operating Officer

- Responsible for VEREIT's asset management, property management, construction management, underwriting, credit analysis and leasing
- Also serves on VEREIT investment committee, which reviews each asset to ensure alignment with the Company's objectives
- Previously was founder of CapLease, a formerly publicly traded net-lease REIT, where he served as CEO from 2001-2014 and Chairman from 2007-2014



Thomas W. Roberts
Executive Vice President and Chief Investment Officer

- Oversees VEREIT's real estate transaction activities for single-tenant retail, office and industrial and anchored shopping centers including acquisitions, sale-leaseback transactions, build-to-suits and dispositions
- Previously served as President and CEO of Opus West Corporation from 1993 to 2009, where he was responsible for design, construction and development of more than 50 million square feet of commercial real estate
- Served as VP, Real Estate Development for Koll Company prior to Opus West

9 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc. VEREIT

Key Accomplishments COMPANY OVERVIEW Since April 2015, VEREIT has successfully implemented its business plan, enhanced its portfolio, de-levered its balance sheet and achieved investment-grade ratings • Glenn Rufrano was hired as CEO • Completed $1.14 billion of • Completed $745.6 million of • Through July 26, 2018, completed $254.4 April 1, 2015 dispositions and $100.2 million of acquisitions and $574.9 million of million of acquisitions and $231.9 • Appointed Deloitte & Touche LLP as acquisitions; Achieved AFFO of $0.78 dispositions; Achieved $0.74 AFFO million of dispositions; VEREIT’s independent registered per diluted share; Reduced debt by per diluted share, Achieved $0.365 AFFO per diluted share public accountant $1.7 billion; Reduced Net Debt to including $0.70 from continuing during the first half of the year, • Completed $1.4 billion of Normalized EBITDA from 7.0x to 5.7x operations; Reduced secured debt including $0.362 from continuing dispositions; Achieved $0.84 AFFO • Raised approximately $702.5 million by $580 million; Net Debt to operations; Net Debt to Normalized per diluted share; Reduced debt by in public offering of common stock to Normalized EBITDA ended at 5.7x EBITDA ended at 5.8x $2.4 billion; Created $1.8 billion of further reduce debt • Received Investment Grade • Repurchased 7.2 million shares of capacity on revolving line of credit; • Issued $1.0 billion of senior notes Corporate Ratings from S&P, common stock at an average price of Reduced Net Debt to Normalized allowing the Company to refinance Moody’s and Fitch remained at $6.94 per share EBITDA from 7.5x to 7.0x February 2017 bonds Investment Grade • Simplified the Business by selling Cole • Remediated all material weaknesses • S&P raised its rating of VEREIT's Capital that existed as of December 31, 2014 corporate debt to 'BBB-' • Closed a new $2.9 billion unsecured • Received an investment grade rating credit facility to replace previous $2.3 of ‘BBB-’ with a stable outlook from billion revolving credit facility Fitch Ratings • Settled pending litigation with Vanguard for $90.0 million 10

Portfolio Metrics & Analysis Q2 2018 a DRAF ‹#› T

Key Portfolio Metrics PORTFOLIO As of 6/30/2018 Portfolio Property Type Office: 19.4% Operating Properties 4,033 Total Rentable Square Feet (in millions) 94.6 Retail: 41.7% Annualized Rental Income $1.2 Billion Industrial: 16.9% Economic Occupancy Rate 98.8% WALT (years) 9.1 Restaurant: 22.0% 3 Investment Grade 1 42.7% Lease Expiration (Annualized Rental Income Expiring as a % of Total Portfolio) Number of Tenants 646 9.3% Number of Industries 43 9.0% 7.3% 6.8% 7.0% 7.0% 2 Number of States 49 5.3% 3.8% Top 10 Tenant Concentration 28.7% 3.5% 1.1% Gross Real Estate Investments $15.5 Billion 4 8 9 0 1 2 3 4 5 6 7 1 1 2 2 2 2 2 2 2 2 0 0 0 0 0 0 0 0 0 0 2 2 2 2 2 2 2 2 2 2 1) Investment-grade tenants are those with an S&P credit rating of BBB- or higher or a Moody's credit rating of Baa3 or higher. The ratings may reflect those assigned by S&P or Moody's to the lease guarantor or the parent company, as applicable. 2) The Company’s properties are also located in Puerto Rico (3 properties) and Canada (1 property). 3) Restaurant category includes Casual Dining (13.6%) and Quick Service (8.7%). 4) Represents remaining six months of 2018. 12 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Geographically Diverse Portfolio PORTFOLIO Percentages based on Annualized Rental Income. 13 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Portfolio Diversification by Tenant

PORTFOLIO

- VEREIT owns and actively manages a diversified credit portfolio of net-lease real estate assets primarily comprised of single-tenant properties
- 47 tenants individually represent 0.5% or greater of ARI, comprising 57.8% of the total portfolio. The remaining 599 tenants comprise 42.2% of the portfolio
- 25 of the 47 tenants are investment-grade rated
- 28 of the 47 tenants are public companies

Tenant Group	% ARI	Public /Private	Ratings[1]
Red Lobster	6.3%	Private	B-
Walgreens	3.7%	Public	**BBB**
Family Dollar	3.3%	Public	**BBB-**
Dollar General	3.0%	Public	**BBB**
CVS	2.7%	Public	**BBB**
FedEx	2.6%	Public	**BBB**
Albertson's	2.1%	Private	B
BJ's Wholesale Club	1.7%	Private	B-
L.A. Fitness	1.7%	Private	B+
PetSmart	1.6%	Private	CCC
Citizens Bank	1.5%	Public	**A-**
Goodyear	1.4%	Public	BB
Tractor Supply	1.4%	Public	NR
Amazon	1.2%	Public	**AA-**
Advance Auto Parts	1.1%	Public	**BBB-**
Home Depot	1.0%	Public	**A**
Lowe's	1.0%	Public	**A-**
General Service Administration	1.0%	Private	**AA+**
Merrill Lynch	1.0%	Private	**A+**
AON	0.9%	Public	**A-**
Bed Bath & Beyond	0.9%	Public	**BBB-**
Best Buy	0.9%	Public	**BBB**
Bloomin' Brands	0.8%	Public	BB
Bass Pro Shops (Cabela's)	0.8%	Private	B+

Tenant Group	% ARI	Public /Private	Ratings[1]
Northrop Grumman	0.8%	Public	**BBB**
Academy Sports	0.8%	Private	CCC+
Border Holdings, LLC	0.7%	Private	NR
Wal-Mart	0.7%	Public	**AA**
Healthnow	0.7%	Private	**BBB**
Apple American Group, LLC	0.7%	Private	NR
Bi-Lo, LLC [2]	0.7%	Private	B-
Talbots	0.6%	Private	B-
GMRI, Inc	0.6%	Public	**BBB**
Wendab Associates	0.6%	Private	NR
Kohl's	0.6%	Public	**BBB-**
Golden Corral	0.6%	Private	NR
RSA Security	0.6%	Private	BB+
TJ Maxx	0.6%	Public	**A+**
Sun Trust Bank	0.6%	Public	**A-**
Rubbermaid	0.6%	Public	**BBB-**
General Mills	0.6%	Public	**BBB**
Rolls-Royce	0.6%	Public	NR
Hanesbrands	0.5%	Public	BB
Cigna	0.5%	Public	**A**
Mattress Firm	0.5%	Private	NR
Art Van Furniture	0.5%	Private	NR
DaVita Dialysis	0.5%	Public	BB

1) Bold indicates investment grade. Ratings may reflect those of the tenant, guarantor or a related parent company. 2) Excludes two properties leased to Bi-Lo, LLC, guaranteed by Koninklijke Ahold, an investment-grade rated entity.

14 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail

ARI reflects retail properties only and does not include restaurants, office and industrial.

PORTFOLIO


THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE

- Primarily single-tenant, freestanding retail properties with creditworthy tenants
- Main retail traffic thoroughfare
- Strong trade area demographics
- Top 5 MSAs (13.4%): Chicago, IL; Dallas, TX; Atlanta, GA; Detroit, MI; Austin, TX

Retail Portfolio [1]	
Operating Properties	2,110
Rentable Square Feet (in thousands)	34,565
Economic Occupancy Rate	98.3%
Weighted Average Remaining Lease Term (in years)	9.3
Investment-Grade Tenants	54.1%
Flat leases	32.9%
NNN leases	66.6%
Annualized Rental Income	41.7%

Tenant Diversification
(% based on ARI of retail properties)


Walgreens 8.9%
Family Dollar 7.8%
Dollar General 7.2%
CVS 5.8%
Albertson's 4.9%
L.A. Fitness 4.0%
Citizens Bank 3.5%
Tractor Supply 3.4%
BJ's Wholesale Club 3.3%
Advance Auto Parts 2.5%

Industry	2016 Occupancy Cost [2]	Target %
Automotive	8.2%	8.0 - 10.0%
Discount	6.9%	6.0 - 8.0%
Grocery & Supermarket	2.8%	2.0 - 4.0%
Home & Garden	2.1%	2.0 - 4.0%
Pharmacy	5.1%	4.0 - 6.0%
Other	3.8%	N/A

1) Includes 10 anchored shopping centers, representing 1.7% of ARI. 2) Occupancy costs are calculated as rent per the lease terms, divided by property level sales for the year ended December 31, 2016. Property level sales data was collected for 78.4% of retail and restaurant properties required to provide sales reports, representing 39.9% of retail and restaurant properties owned for the entirety of the previous calendar year (percentages based on property count). Property level sales are based on sales reports provided by tenants of retail and restaurant properties. Data presented is for properties owned by the Company and for which the Company received sales data for the entirety of the previous calendar year.

15 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail

ARI reflects retail properties only and does not include restaurants, office and industrial.

PORTFOLIO

Diversified Retail Portfolio	
Industry Group	% ARI
Retail - Discount	8.0%
Retail - Pharmacy	6.5%
Retail - Grocery & Supermarket	4.3%
Retail - Home & Garden	3.2%
Finance	2.6%
Retail - Gas & Convenience	2.5%
Retail - Motor Vehicle	2.2%
Retail - Sporting Goods	2.0%
Entertainment & Recreation	1.8%
Retail - Warehouse Clubs	1.6%
Retail - Home Furnishings	1.6%
Retail - Medical Services	1.0%
Retail - Pet Supply	0.9%
Retail - Department Stores	0.7%
Retail - Electronics & Appliances	0.6%
Rental	0.5%
Retail - Hobby, Books & Music	0.5%
Retail - Specialty (Other)	0.4%
All Other [1]	0.8%
Total	**41.7%**

VEREIT's Single-Tenant Retail Advantages

- Dominated by off-price and necessity shopping
- Approximately 64% of retail revenue derived from public companies
- Credit tenants on long-term leases with substantial capital investment (54.1% investment grade)
- Generally, no use restrictions or co-tenancy issues
- Ability to target desired tenants and industries

Size, Diversity and Single Tenant Focus Protects Against Disruptors

VEREIT's strategy of well-positioned single tenant properties in a diversified portfolio - made optimum by our size - helps protect against a variety of cyclical and secular disruptors. In today's retail environment, one of the key disruptors is the evolution of e-commerce. Retailers who embrace e-commerce and have the resources to implement omnichannel distribution are proving successful. Fundamentals of retail should not be forgotten. Those who continue to provide true retail value - merchandise, price and service - will also thrive.

The core retail merchandise groups within our portfolio are dominated by discount; pharmacy; grocery; home and garden and convenience. A full listing is provided herein. Within each category, our focus is to create a portfolio that can service both omnichannel distribution while always considering the consumer experience.

Ultimate credit protection is a function of multi-layer diversification. The prior pages present information such as geographies, weighted average lease term and tenant margin analysis. *The following breakdown provides a deeper look into the retail tenant diversification of the VEREIT portfolio by merchandise category.*

1) Includes 12 industries that each represent 0.2% or less.

16 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail Category by Percent of Portfolio ARI

ARI reflects retail properties only and does not include restaurants, office and industrial.

PORTFOLIO

Retail - Discount		
Tenant	% ARI	Investment Grade
Family Dollar	3.3%	✓
Dollar General	3.0%	✓
Wal-Mart	0.7%	✓
Dollar Tree	0.2%	✓
Ross	0.1%	✓
Burlington	0.1%	
Mills Fleet Farm	0.1%	
TJ Maxx	0.1%	✓
Marshall's	0.1%	✓
DSW	0.1%	
Bob's Stores	0.1%	
Big Lots	<0.1%	✓
Five Below	<0.1%	
Cost Plus	<0.1%	✓
Gabe's	<0.1%	
Savers	<0.1%	
Shopko Hometown	<0.1%	
Total	**8.0%**	

Retail - Pharmacy		
Tenant	% ARI	Investment Grade
Walgreens	3.7%	✓
CVS	2.4%	✓
Rite Aid	0.4%	
Total	**6.5%**	

Retail - Grocery & Supermarket		
Tenant	% ARI	Investment Grade
Albertson's	2.1%	
Kroger	0.4%	✓
Giant Eagle	0.2%	
Harps Grocery	0.2%	
Dahl's	0.2%	
Natural Grocers	0.1%	
Koninklijke Ahold	0.1%	✓
Bi-Lo, LLC [1]	0.1%	✓
Publix	0.1%	
Stop & Shop	0.1%	✓
Trader Joe's	0.1%	
Whole Foods	0.1%	
Food Lion	0.1%	✓
Family Fare Supermarket	0.1%	
Sprouts	0.1%	
Fresh Thyme Farmers Market	0.1%	
Glen's Market	<0.1%	
Price Rite	<0.1%	
The Fresh Market	<0.1%	
Hy-Vee	<0.1%	
Harris Teeter	<0.1%	✓
Food 4 Less	<0.1%	✓
Apple Market	<0.1%	
Safeway Stores	<0.1%	
Total	**4.3%**	

Retail - Home & Garden		
Tenant	% ARI	Investment Grade
Tractor Supply	1.4%	
Lowe's	1.0%	✓
Home Depot	0.4%	✓
Floor & Décor	0.1%	
Bed Bath & Beyond	0.1%	✓
Pier 1 Imports	<0.1%	
Sherwin-Williams	<0.1%	✓
Northern Tool & Equipment	<0.1%	
Lumber Liquidators	<0.1%	
Leslie's Pool & Spa	<0.1%	
Total	**3.2%**	

Finance		
Tenant	% ARI	Investment Grade
Citizens Bank	1.5%	✓
Sun Trust Bank	0.6%	✓
US Bank	0.2%	✓
PLS Check Cashers	0.2%	
Sovereign Bank	<0.1%	✓
First Bank	<0.1%	✓
Bank of America	<0.1%	✓
Synovus Bank	<0.1%	
PNC Bank	<0.1%	✓
Fifth Third Bank	<0.1%	✓
Huntington National Bank	<0.1%	✓
Region's Bank	<0.1%	✓
Key Bank	<0.1%	✓
Travis Credit Union	<0.1%	
TCF National Bank	<0.1%	✓
Wells Fargo	<0.1%	✓
Scottrade	<0.1%	
TitleMax of Georgia, Inc.	<0.1%	
Community Bank	<0.1%	
Cashland	<0.1%	
Edward Jones	<0.1%	
Chase Bank	<0.1%	✓
Accomplishments Through People	<0.1%	
Total	**2.6%**	

NOTE: Amounts may not total due to rounding. 1) Represents two leases guaranteed by Koninklijke Ahold, an investment-grade rated entity.

17 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail Category by Percent of Portfolio ARI

ARI reflects retail properties only and does not include restaurants, office and industrial.

PORTFOLIO

Retail - Convenience		
Tenant	% ARI	Investment Grade
Thorntons Oil	0.4%	
7-Eleven	0.4%	✓
Kum & Go	0.4%	
Stripes	0.4%	
Pantry Gas & Convenience	0.3%	
RaceTrac	0.2%	
SuperAmerica	0.1%	✓
Irving Oil	0.1%	
Circle K	0.1%	✓
WaWa	0.1%	
Susser Road Ranger	<0.1%	
MotoMart	<0.1%	
GetGo	<0.1%	
Total	**2.5%**	

Retail - Motor Vehicle		
Tenant	% ARI	Investment Grade
Advance Auto Parts	1.1%	✓
CarMax	0.3%	
Take 5 Oil Change	0.2%	
Mister Car Wash	0.1%	
AutoZone	0.1%	✓
O'Reilly Auto Parts	0.1%	✓
Americas's PowerSports, Inc.	0.1%	
Goodyear	0.1%	
Tire Kingdom	<0.1%	
National Tire & Battery	<0.1%	
Monro Muffler	<0.1%	
Big O Tires	<0.1%	
Bridgestone Tire	<0.1%	
Tires Plus	<0.1%	
Jiffy Lube	<0.1%	
Total	**2.2%**	

Retail - Sporting Goods		
Tenant	% ARI	Investment Grade
Bass Pro Shops (Cabela's)	0.8%	
Academy Sports	0.8%	
Dick's Sporting Goods	0.2%	
West Marine	0.2%	
Total	**2.0%**	

Entertainment & Recreation		
Tenant	% ARI	Investment Grade
L.A. Fitness	1.7%	
24 Hour Fitness	0.1%	
Anytime Fitness	<0.1%	
Total	**1.8%**	

Retail - Warehouse Clubs		
Tenant	% ARI	Investment Grade
BJ's Wholesale Club	1.4%	
Sam's Club	0.3%	✓
Total	**1.6%**	

Retail - Home Furnishings		
Tenant	% ARI	Investment Grade
Mattress Firm	0.5%	
Art Van Furniture	0.5%	
At Home	0.4%	
Garden Ridge	0.1%	
Ashley Furniture	<0.1%	
Kirklands	<0.1%	
Sleep Train	<0.1%	
Sleep America	<0.1%	
Total	**1.6%**	

Retail - Medical Services		
Tenant	% ARI	Investment Grade
Fresenius Medical Care	0.5%	✓
DaVita Dialysis	0.3%	
Physicians Immediate Care	0.1%	
Amita Healthcare	0.1%	
St. Luke's Urgent Care	<0.1%	
Physicians Dialysis	<0.1%	
Dental Dream	<0.1%	
Aspen Dental	<0.1%	
Smile Brands of Tennessee	<0.1%	
Accelerated Rehab	<0.1%	
Cascade Chiropractic	<0.1%	
Advanced Dental Implant and Denture Center, LLC	<0.1%	
Dr. Elie El-Hage, D.D.S	<0.1%	
Total	**1.0%**	

Retail - Pet Supply		
Tenant	% ARI	Investment Grade
PetSmart	0.9%	
Petco	0.1%	
Total	**0.9%**	

NOTE: Amounts may not total due to rounding.

18 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail Category by Percent of Portfolio ARI ARI reflects retail properties only and does not include restaurants, office and industrial. PORTFOLIO Retail - Department Stores Rental Retail - Specialty (Other) Investment Investment Investment Tenant % ARI Grade Tenant % ARI Grade Tenant % ARI Grade Kohl's 0.6% ü Aaron Rents 0.4% Ulta Salon 0.1% Beall's 0.1% Vanguard Car ü Coborn's Liquor Rental 0.1% Store <0.1% Total 0.7% Sunbelt Rentals <0.1% Ca$h Wi$e <0.1% Retail - Electronics & Appliances Total 0.5% Binny's Beverage Investment Depot <0.1% Tenant % ARI Grade Retail - Hobby, Books & Music Party City <0.1% Best Buy 0.6% ü Investment Tenant % ARI BevMo! <0.1% CompUSA <0.1% Grade Lenscrafters <0.1% Conn's <0.1% Hobby Lobby 0.4% Michael's 0.1% The Vitamin Total 0.6% Shoppe <0.1% Jo-Ann's <0.1% Eyeglass World <0.1% Music & Arts Center <0.1% Sally Beauty Supply <0.1% GameStop <0.1% Total 0.5% GNC <0.1% Austin Custom Winery <0.1% Cigarettes Cheaper <0.1% Total 0.4% NOTE: Amounts may not total due to rounding. 19 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Property Type Analysis: Restaurants

PORTFOLIO



Pizza Hut
TACO BELL

- Single-tenant quick service, casual and family dining properties
- Creditworthy tenants, including franchisors, operating strong national and regional brands
- Main retail traffic thoroughfare
- Strong trade area demographics
- Top 5 MSAs (13.0%): Atlanta, GA; Dallas, TX; Chicago, IL; Houston, TX; Detroit, MI
- According to *Nation's Restaurant News,* which publishes the top industry brands based on system-wide sales, 85% of our casual dining tenants and 79% of our quick service restaurants are ranked in the top 25 of their respective category.

Restaurant Portfolio	
Operating Properties	1,678
Rentable Square Feet (in thousands)	7,970
Economic Occupancy Rate	95.6%
Weighted Average Remaining Lease Term (in years)	12.6
Investment-Grade Tenants	3.0%
Flat leases	7.8%
NNN leases	99.4%
Annualized Rental Income	22.0%

Tenant Diversification
(% based on ARI of restaurant properties)



Red Lobster
28.5%
Bloomin' Brands
3.6%
Border Holdings, LLC
3.3%
Apple American Group, LLC
3.0%
GMRI, Inc
2.9%
Wendab Associates
2.9%
Golden Corral
2.8%
Neighborhood Restaurant Partners Florida, LLC
2.2%
DineEquity Inc.
2.1%
Cracker Barrel
2.1%

Industry	2016 Occupancy Cost [1]	Target %
Casual Dining	6.6%	6.75 - 8.0%
Quick Service	7.1%	7.5 - 8.5%

1) Occupancy costs are calculated as rent per the lease terms, divided by property level sales for the year ended December 31, 2016. Property level sales data was collected for 78.4% of retail and restaurant properties required to provide sales reports, representing 39.9% of retail and restaurant properties owned for the entirety of the previous calendar year (percentages based on property count). Property level sales are based on sales reports provided by tenants of retail and restaurant properties. Data presented is for properties owned by the Company and for which the Company received sales data for the entirety of the previous calendar year.

20 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.
VEREIT

Property Type Analysis: Industrial PORTFOLIO • Property types include single-tenant distribution and warehouse facilities with creditworthy tenants • Essential and strategic locations with 88% dedicated to distribution or warehousing • Close proximity to ports, railways, major freeways and/or interstate highways • Top 5 MSAs (22.5%): Jacksonville, FL; New York, NY; Philadelphia, PA; Columbia, SC; Stockton, CA Industrial Portfolio Tenant Diversification (% based on ARI of industrial properties) Operating Properties 153 FedEx 15.5% Rentable Square Feet (in thousands) 39,292 Goodyear 8.1% Economic Occupancy Rate 100.0% Amazon 7.3% Weighted Average Remaining Lease Term (in years) 8.0 Bed Bath & Beyond 5.0% Investment-Grade Tenants 53.5% Bi-Lo, LLC 3.9% Flat leases 21.0% Rubbermaid 3.5% General Mills 3.4% NNN leases 52.7% Hanesbrands 3.2% Annualized Rental Income 16.9% TJ Maxx 3.0% Tiffany & Co. 2.8% 21 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Property Type Analysis: Office PORTFOLIO • Property types include single-tenant corporate headquarters and mission-critical business operations with creditworthy tenants • Strategic location with 34% serving as corporate headquarters and 66% focused on corporate operations • Strong 10-mile demographics and local business environment • Top 5 MSAs (36.3%): Chicago, IL; Dallas, TX; Boston, MA; Washington, DC; Trenton, NJ Office Portfolio Tenant Diversification (% based on ARI of office properties) Operating Properties 83 General Service Administration 5.0% Rentable Square Feet (in thousands) 12,765 Merrill Lynch 5.0% Economic Occupancy Rate 98.3% AON 4.8% Weighted Average Remaining Lease Term (in years) 5.6 Northrop Grumman 4.1% Petsmart 3.9% Investment-Grade Tenants 54.1% Healthnow 3.5% Flat leases 8.8% RSA Security 3.1% NNN leases 20.9% Rolls-Royce 2.9% Annualized Rental Income 19.4% Cigna 2.7% Peraton 2.5% 22 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Key Financial Highlights Q2 2018 a DRAF ‹#› T

Enhanced Balance Sheet and Credit Metrics KEY FINANCIALS Credit Metric Summary 6/30/2018 Adjusted Debt Outstanding ($bn) 6.1 Net Debt to Normalized EBITDA Annualized 5.83x Fixed Charge Coverage Ratio 3.03x Interest Coverage Ratio 3.98x Net Debt Leverage Ratio 39.1% Unencumbered Asset Ratio 73.5% Secured Debt Ratio 13.1% Total Unencumbered Assets ($bn) 11.4 24 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Capital Structure Overview

Shares and dollars in thousands, expect per share values

KEY FINANCIALS

Q2-2018 Capitalization



	6/30/2018
Common Equity	51.0%
Corporate bonds	19.5%
Secured debt	13.9%
Preferred Equity	7.4%
Convertible Notes	6.9%
Revolving Credit Facility	1.3%

Fixed Rate	95.7%
Swapped to Fixed Rate	0.8%
Variable Rate	3.5%

Capitalization Table

	Wtd. Avg. Maturity (Years)	Rate [1]	June 30, 2018
Diluted Shares and Units Outstanding			995,062
Stock Price			$ 7.44
Implied Equity Market Capitalization			**$ 7,403,261**
Series F Perpetual Preferred [2]		6.70%	$ 1,073,025
Total Secured Debt	3.8	4.89%	$ 2,022,593
Revolving credit facility	3.9	3.29%	195,000
2018 Convertible Notes	0.1	3.00%	597,500
2019 Corporate Bonds	0.6	3.00%	750,000
2020 Convertible Notes	2.5	3.75%	402,500
2021 Corporate Bonds	2.9	4.13%	400,000
2024 Corporate Bonds	5.6	4.60%	500,000
2026 Corporate Bonds	7.9	4.88%	600,000
2027 Corporate Bonds	9.1	3.95%	600,000
Total Unsecured Debt	4.1	3.82%	$ 4,045,000
Total Adjusted Debt Outstanding	**4.0**	**4.18%**	**$ 6,067,593**
Total Capitalization			**$ 14,543,879**
Less: Cash and Cash Equivalents			18,434
Enterprise Value			**$ 14,525,445**
Net Debt / Enterprise Value			41.6%
Net Debt / Normalized EBITDA Annualized [3]			5.83x
Net Debt + Preferred / Normalized EBITDA Annualized [3]			6.86x
Fixed Charge Coverage			3.03x
Liquidity [4]			$ 2,723,434

(1) Weighted average interest rate for variable rate debt represents the interest rate in effect as of June 30, 2018.
(2) Balance represents 42.8 million shares of Series F Preferred Stock (and 42.8 million corresponding general partner Series F Preferred Units) and 86,874 limited partner Series F Preferred Units outstanding at June 30, 2018, multiplied by the liquidation preference of $25 per share.
(3) Normalized EBITDA annualized includes continued and discontinued operations.
(4) Liquidity represents cash and cash equivalents of $18.4 million, $1.8 billion available capacity on our revolving credit facility and $900.0 million available on our delayed-draw term loan.

25 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT

Debt Maturity Profile Dollars in millions KEY FINANCIALS • Weighted average debt term is 4.0 years $2,500 • Weighted average interest rate is 4.18% $2,000 $1,500 $1,165 $973 $1,000 $753 $648 $668 $601 $601 $510 $500 $145 $1 $3 $0 2018 (1) 2019 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter Mortgage Notes Payable Unsecured Credit Facility Corporate Bonds Convertible Notes 25% 19.2% 20% 16.0% 15% 12.4% 11.0% 10.7% 9.9% 9.9% 10% 8.4% 5% 2.4% —% 0.1% 0% 2018 (1) 2019 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter (1) Represents remaining six months of 2018. 26 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Highlights & Guidance Q2 2018 a DRAF ‹#› T

Q2 2018 Highlights HIGHLIGHTS & GUIDANCE Strengthened Liquidity With New $2.9 Billion Credit Facility and 74% Unencumbered Assets Continued Portfolio Diversification Q2 2018 Highlights - Continuing Operations • Net loss of $(74.7) million and a net loss per diluted share of $(0.09) • Achieved $0.18 AFFO per diluted share • Completed $41.0 million of acquisitions and $56.4 million of dispositions • Closed a new $2.9 billion unsecured credit facility to replace previous $2.3 billion revolving credit facility • Settled Pending litigation with Vanguard for $90.0 million • Reaffirmed 2018 AFFO per diluted share guidance range of $0.70 and $0.72 28 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

2018 Guidance Consolidated Adjusted Funds From Operations per Diluted Share (Unaudited) HIGHLIGHTS & GUIDANCE Key Guidance Assumptions: • AFFO per diluted share guidance range between $0.70 and $0.72 • Dispositions totaling $300 million to $500 million at an average cash cap rate of 6.5% to 7.5% and acquisitions of $200 million to $300 million in excess of dispositions within the same cap rate range • Acquisitions will be funded through a combination of internal equity, debt capacity within our Net Debt to Normalized EBITDA target, and proceeds from the sale of Cole Capital • Real estate operations: ◦ Average occupancy above 98.0% ◦ Same-store rental growth in a range of 0.3% to 1.0% • The Company also expects to target balance sheet net debt to normalized EBITDA at approximately 6.0x 2018 Per Share Low High Diluted net loss per share attributable to common stockholders and limited partners (1)(2) $ (0.09) $ (0.07) Gain on disposition of real estate assets, net (2) (0.02) (0.02) Depreciation and amortization of real estate assets (2) 0.64 0.64 Impairment of real estate (2) 0.02 0.02 FFO attributable to common stockholders and limited partners per diluted share $ 0.55 $ 0.57 Adjustments (3) 0.15 0.15 AFFO attributable to common stockholders and limited partners per diluted share $ 0.70 $ 0.72 Notes: The estimated net income per diluted share is not a projection and is provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission. (1) Includes impact of dividends to be paid to preferred shareholders and excludes the effect of non-controlling interests and gains or losses on the extinguishment of debt. Includes the impacts of discontinued operations, impairments and gains or losses on the sale of real estate assets and interests in unconsolidated joint ventures for the six months ended June 30, 2018. (2) Includes actual amounts for the six months ended June 30, 2018. (3) Includes (i) non-routine items such as acquisition-related expenses, litigation and other non-routine costs, net of insurance recoveries, gains or losses on sale of investment securities or mortgage note receivables, legal settlements and insurance recoveries not in the ordinary course of business, (ii) certain non-cash items such as impairments of goodwill, straight- line rent, net of bad debt expense related to straight-line rent, net direct financing lease adjustments, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, reserves for loan loss, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities and (iii) the AFFO impact of Excluded Properties and related non-recourse mortgage notes. 29 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Contact Us CONTACT 800.606.3610 Registered Stockholders Follow Us Computershare (Transfer Agent) LinkedIn Phoenix P.O. Box 43078 www.linkedin.com/company/vereit 2325 East Camelback Road Providence, RI 02940 Suite 1100 Twitter Phoenix, AZ 85016 By overnight delivery twitter.com/vereitinc 602.778.6000 Computershare 250 Royal Street YouTube New York City Canton, MA 02021 https://www.youtube.com/channel/ 5 Bryant Park UCUNu7AUOolITuwpNhr2JEGg 23rd Floor Telephone inquiries New York, NY 10018 TFN 855.866.0787 Flickr 212.413.9100 (US, CA, Puerto Rico) https://www.flickr.com/ photos/143027056@N07/ TN 781.575.3100 Investor Relations (non-US) 877.405.2653 InvestorRelations@VEREIT.com Email web.queries@computershare.com 30 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Definitions & Reconciliations Q2 2018 a DRAF ‹#› T

Definitions INVESTOR REVIEW Annualized Rental Income is rental revenue under our leases on Operating Properties on Therefore, EBITDA and Normalized EBITDA should not be considered as an alternative a straight-line basis, which includes the effect of rent escalations and any tenant concessions, to net income, as computed in accordance with GAAP, or as an indicator of the such as free rent, and excludes any bad debt allowances and any contingent rent, such as Company's financial performance. The Company uses Normalized EBITDA as one percentage rent. Management uses Annualized Rental Income as a basis for tenant, industry measure of its operating performance when formulating corporate goals and and geographic concentrations and other metrics within the portfolio. Annualized Rental evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not Income is not indicative of future performance. be comparable to similarly titled measures of other companies. Debt Outstanding and Adjusted Debt Outstanding are non-GAAP measures that Economic Occupancy Rate equals the sum of square feet leased (including month-to- represent the Company's outstanding principal debt balance, excluding certain GAAP month agreements) divided by Rentable Square Feet. adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Adjusted Debt Outstanding omits the outstanding principal Excluded Properties are properties for which (i) the related mortgage loan is in default, balance of mortgage notes secured by Excluded Properties. We believe that the presentation and (ii) management decides to transfer the properties to the lender in connection with of Debt Outstanding and Adjusted Debt Outstanding, which show our contractual debt settling the mortgage note obligation. obligations, provides useful information to investors to assess our overall liquidity, financial flexibility, capital structure and leverage. Debt Outstanding and Adjusted Debt Outstanding Excluded Properties during the three months ended June 30, 2018, was one vacant should not be considered as alternatives to the Company's consolidated debt balance as industrial property, comprising 307,725 square feet with Adjusted Debt Outstanding determined in accordance with GAAP or any other GAAP financial measures and should of $16.2 million. At June 30, 2018 there were no Excluded Properties. only be considered together with, and as a supplement to, the Company's financial Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash information prepared in accordance with GAAP. amortization, (ii) secured debt principal amortization on Adjusted Debt Outstanding EBITDA and Normalized EBITDA Normalized EBITDA, as disclosed, represents EBITDA, or and (iii) dividends attributable to preferred shares divided by Normalized EBITDA. earnings before interest, taxes, depreciation and amortization, modified to exclude non- Management believes that Fixed Charge Coverage Ratio is a useful supplemental routine items such as acquisition-related expenses, litigation and other non-routine costs, measure of our ability to satisfy fixed financing obligations. net of insurance recoveries, gains or losses on disposition of real estate, held for sale loss on discontinued operations, net revenue or expense earned or incurred that is related to the services agreement we entered into with Cole Capital on February 1, 2018, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non- cash items such as impairments of goodwill and real estate and intangible assets, straight- line rental revenue, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, write-off of program development costs, and amortization of intangibles, above-market lease assets and below-market lease liabilities. Normalized EBITDA omits the Normalized EBITDA impact of Excluded Properties. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. 32 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Definitions INVESTOR REVIEW Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO"): Due We omit the impact of the Excluded Properties and related non-recourse mortgage notes to certain unique operating characteristics of real estate companies, as discussed below, from FFO to calculate AFFO. Management believes that excluding these costs from FFO the National Association of Real Estate Investment Trusts, Inc. ("Nareit"), an industry trade provides investors with supplemental performance information that is consistent with the group, has promulgated a supplemental performance measure known as FFO, which we performance models and analysis used by management, and provides investors a view of believe to be an appropriate supplemental performance measure to reflect the operating the performance of our portfolio over time. AFFO allows for a comparison of the performance of a REIT. FFO is not equivalent to our net income or loss as determined performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent under GAAP. measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes. Nareit defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined assets and impairment write-downs on depreciable real estate including the pro rata share by GAAP, are helpful supplemental performance measures and useful in understanding the of adjustments for unconsolidated partnerships and joint ventures. We calculated FFO in various ways in which our management evaluates the performance of the Company over accordance with Nareit's definition described above. time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance to net income (loss) and are not intended to be used as a liquidity measure indicative of measure to evaluate the operating performance of the Company. AFFO, as defined by the cash flow available to fund our cash needs. Neither the SEC, Nareit, nor any other regulatory Company, excludes from FFO non-routine items such as acquisition-related expenses, body has evaluated the acceptability of the exclusions used to adjust FFO in order to litigation and other non-routine costs, net of insurance recoveries, held for sale loss on calculate AFFO and its use as a non-GAAP financial performance measure. discontinued operations, net revenue or expense earned or incurred that is related to the services agreement we entered into with Cole Capital on February 1, 2018, gains or losses Gross Real Estate Investments represent total gross real estate and related assets of on sale of investment securities or mortgage notes receivable and legal settlements and Operating Properties, including net investments in unconsolidated entities, investment in insurance recoveries not in the ordinary course of business. We also exclude certain non- direct financing leases, investment securities backed by real estate and loans held for cash items such as impairments of goodwill and intangible assets, straight-line rent, net of investment, net of gross intangible lease liabilities. bad debt expense related to straight line rent, net direct financing lease adjustments, gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities. 33 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Definitions INVESTOR REVIEW Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We non-cash amortization. Management believes that Interest Coverage Ratio is a useful believe that the presentation of Net Debt Leverage Ratio provides useful information to supplemental measure of our ability to service our debt obligations. investors because our management reviews Net Debt Leverage Ratio as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt. This Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current measure excludes (i) the amortization of deferred financing costs, premiums and discounts, quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt which is included in interest expense in accordance with GAAP, and (ii)the impact of to Normalized EBITDA Annualized provides useful information to investors because our Excluded Properties and related non-recourse mortgage notes. We believe that the management reviews Net Debt to Normalized EBITDA Annualized as part of its management presentation of Interest Expense, excluding non-cash amortization, which shows the of our overall liquidity, financial flexibility, capital structure and leverage. interest expense on our contractual debt obligations, provides useful information to Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, investors to assess our overall solvency and financial flexibility. Interest Expense, excluding multiplied by four. non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and Operating Properties refers to all properties owned by the Company except Excluded should only be considered together with and as a supplement to the Company's financial Properties as of the reporting date. information prepared in accordance with GAAP. Rentable Square Feet is leasable square feet of Operating Properties. Net Debt is a non-GAAP measure used to show the Company's Adjusted Debt Outstanding, less all cash and cash equivalents, including those related to discontinued operations. We Secured Debt Ratio equals secured Adjusted Debt Outstanding divided by Gross Real believe that the presentation of Net Debt provides useful information to investors because Estate Investments. our management reviews Net Debt as part of its management of our overall liquidity, Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided financial flexibility, capital structure and leverage. by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage. Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income of Operating Properties. 34 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Reconciliations (in thousands, except share and per share data) INVESTOR REVIEW FFO Three Months Six Months Year Ended December 31, Ended June 30, Ended June 30, 2018 2018 2017 2016 2015 Net (loss) income $ (74,467) $ (41,930) $ 32,378 $ (200,824) $ (323,492) Dividends on non-convertible preferred stock (17,973) (35,946) (71,892) (71,892) (71,892) (Gain) loss on disposition of real estate assets, including joint ventures, net (5,821) (23,857) (61,536) (55,722) 65,582 Depreciation and amortization of real estate assets 163,551 328,733 703,133 756,315 817,469 Impairment of real estate 11,664 17,700 50,548 182,820 91,755 Proportionate share of adjustments for unconsolidated entities 289 735 477 2,719 5,744 FFO attributable to common stockholders and limited partners $ 77,243 $ 245,435 $ 653,108 $ 613,416 $ 585,166 FFO attributable to common stockholders and limited partners from continuing operations 77,019 241,710 672,225 737,353 769,666 FFO attributable to common stockholders and limited partners from discontinued operations 224 3,725 (19,117) (123,937) (184,500) 35 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Reconciliations

(in thousands, except share and per share data)

INVESTOR REVIEW

AFFO

	Three Months Ended June 30, 2018	Six Months Ended June 30, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
FFO attributable to common stockholders and limited partners	$ 77,243	$ 245,435	$ 653,108	$ 613,416	$ 585,166
Acquisition-related expenses	909	1,686	3,402	1,321	6,243
Litigation, merger and other non-routine costs, net of insurance recoveries	107,087	128,173	51,762	3,884	33,628
Impairment of goodwill and intangible assets	—	—	—	120,931	213,339
(Gain) loss on disposition and held for sale loss on discontinued operations	(224)	1,785	20,027	—	—
Reserve for loan loss	—	—	—	—	15,300
Legal settlements	—	—	—	—	(1,250)
Gain on investments	—	(5,638)	(65)	—	(65)
(Gain) loss on derivative instruments, net	(105)	(378)	(2,976)	1,191	1,460
Amortization of premiums and discounts on debt and investments, net	(603)	(1,209)	(4,616)	(14,693)	(19,183)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	688	2,175	5,366	5,396	4,522
Net direct financing lease adjustments	503	1,042	2,093	2,264	2,037
Amortization and write-off of deferred financing costs	5,650	11,525	24,536	28,063	33,998
Amortization of management contracts	—	—	14,514	26,171	25,903
Deferred and other tax (benefit) expense	—	(1,855)	8,671	(10,136)	(52,242)
(Gain) loss on extinguishment and forgiveness of debt, net	(5,249)	(5,249)	(18,373)	771	(4,812)
Straight-line rent, net of bad debt expense related to straight-line rent	(11,402)	(22,662)	(44,903)	(54,190)	(82,398)
Equity-based compensation	3,716	6,490	16,751	10,728	14,500
Other adjustments, net	566	1,080	2,566	5,296	3,840
Proportionate share of adjustments for unconsolidated entities	(27)	(15)	378	1,044	2,072
Adjustment for Excluded Properties	42	465	6,528	—	—
AFFO attributable to common stockholders and limited partners	$ 178,794	$ 362,850	$ 738,769	$ 741,457	$ 782,058
AFFO attributable to common stockholders and limited partners from continuing operations	178,794	359,648	702,556	723,354	770,567
AFFO attributable to common stockholders and limited partners from discontinued operations	—	3,202	36,213	18,103	11,491
Weighted-average shares outstanding - basic	968,192,162	970,398,002	974,098,652	931,422,844	903,360,763
Limited Partner OP Units and effect of dilutive securities	23,907,976	23,950,163	24,059,312	24,626,646	26,013,303
Weighted-average shares outstanding - diluted	992,100,138	994,348,165	998,157,964	956,049,490	929,374,066
AFFO attributable to common stockholders and limited partners per diluted share	$ 0.180	$ 0.365	$ 0.740	$ 0.776	$ 0.841
AFFO attributable to common stockholders and limited partners from continuing operations per diluted share	0.180	0.362	0.704	0.757	0.829
AFFO attributable to common stockholders and limited partners from discontinued operations per diluted share	—	0.003	0.036	0.019	0.012

36 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.
VEREIT

Reconciliations

(dollars in thousands)

INVESTOR REVIEW

EBITDA and Normalized EBITDA

	Three Months Ended				
	June 30, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Net loss	$ (74,467)	$ (33,092)	$ (118,223)	$ (192,231)	$ (360,427)
Adjustments:					
Interest expense	70,320	70,694	74,613	82,591	126,157
Depreciation and amortization	164,235	177,329	191,360	202,415	226,272
Provision for (benefit from) income taxes	1,134	11,843	(5,075)	(41,127)	(26,571)
Proportionate share of adjustments for unconsolidated entities	289	756	1,299	1,978	3,402
EBITDA	$ 161,511	$ 227,530	$ 143,974	$ 53,626	$ (31,167)
(Gain) loss on disposition of real estate assets, net	(5,821)	(7,104)	199	9,727	1,263
Impairments	11,664	19,691	127,537	219,753	406,136
(Gain) loss on disposition and held for sale loss on discontinued operations	(224)	20,027	—	—	—
Reserve for loan loss	—	—	—	15,300	—
Acquisition-related expenses	909	1,120	948	734	4,324
Litigation, merger and other non-routine costs, net of insurance recoveries	107,087	14,969	1,512	(7,691)	24,333
(Gain) loss on derivative instruments, net	(105)	(266)	(2,095)	(677)	172
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	688	1,148	1,220	1,299	1,475
(Gain) loss on extinguishment and forgiveness of debt, net	(5,249)	318	(980)	490	605
Net direct financing lease adjustments	503	517	544	544	448
Straight-line rent, net of bad debt expense related to straight-line rent	(11,402)	(11,281)	(13,163)	(17,589)	(25,367)
Legal settlements	—	—	—	—	(60,000)
Program development costs write-off	—	1,343	11,054	11,295	13,109
Other adjustments, net	(142)	1,247	(107)	(122)	335
Proportionate share of adjustments for unconsolidated entities	(27)	(1,721)	725	(15)	1,086
Adjustment for Excluded Properties	(5)	172	—	—	—
Normalized EBITDA	$ 259,387	$ 267,710	$ 271,368	$ 286,674	$ 336,752
Normalized EBITDA Annualized	$ 1,037,548	$ 1,070,840	$ 1,085,472	$ 1,146,696	$ 1,347,008

37 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT

Reconciliations (dollars in thousands) INVESTOR REVIEW Debt and Net Debt to Normalized EBITDA June 30, 2018 December 31, 2017 December 31, 2016 December 31, 2015 December 31, 2014 Mortgage notes payable and other debt, net $ 2,031,171 $ 2,082,692 $ 2,671,106 $ 3,111,985 $ 3,773,922 Corporate bonds, net 2,824,176 2,821,494 2,226,224 2,536,333 2,531,081 Convertible debt, net 989,901 984,258 973,340 962,894 952,856 Credit facility, net 195,000 185,000 496,578 1,448,590 3,167,919 Total debt - as reported $ 6,040,248 $ 6,073,444 $ 6,367,248 $ 8,059,802 $ 10,425,778 Adjustments: Deferred financing costs, net 41,672 48,232 55,660 62,674 88,002 Net premiums (14,327) (15,638) (22,012) (39,131) (44,659) Debt Outstanding $ 6,067,593 $ 6,106,038 $ 6,400,896 $ 8,083,345 $ 10,469,121 Debt Outstanding - Excluded Properties — (16,200) — — — Adjusted Debt Outstanding $ 6,067,593 $ 6,089,838 $ 6,400,896 $ 8,083,345 $ 10,469,121 Less: cash and cash equivalents 18,434 36,374 256,452 69,103 416,711 Net Debt $ 6,049,159 $ 6,053,464 $ 6,144,444 $ 8,014,242 $ 10,052,410 Normalized EBITDA annualized 1,037,548 1,070,840 1,085,472 1,146,696 1,347,008 Net Debt to Normalized EBITDA annualized ratio 5.83x 5.65x 5.66x 6.99x 7.46x 38 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Reconciliations (dollars in thousands) INVESTOR REVIEW Financial and Operations Interest Statistics and Ratios Three Months June 30, 2018 Ended June 30, 2018 Net Debt $ 6,049,159 Interest expense - as reported $ (70,320) Gross Real Estate Investments 15,477,098 Amortization of deferred financing costs and other non-cash Net Debt Leverage Ratio 39.1% charges (5,705) Unencumbered Gross Real Estate Investments $ 11,376,971 Amortization of net premiums 634 Gross Real Estate Investments 15,477,098 Interest Expense, excluding non-cash amortization - Excluded Properties (47) Unencumbered Asset Ratio 73.5% Interest Expense, excluding non-cash amortization $ (65,202) Secured Debt Outstanding $ 2,022,593 Gross Real Estate Investments 15,477,098 Secured Debt Ratio 13.1% Three Months Ended June 30, 2018 Interest Expense, excluding non-cash amortization $ 65,202 Normalized EBITDA 259,387 Interest Coverage Ratio 3.98x Interest Expense, excluding non-cash amortization $ 65,202 Secured debt principal amortization 2,457 Dividends attributable to preferred shares 17,973 Total fixed charges 85,632 Normalized EBITDA 259,387 Fixed Charge Coverage Ratio 3.03x 39 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.